UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

November 19, 2004

Date of Report (Date of earliest event reported)

ESTERLINE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-06357	13-2595091

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500-108th Avenue NE, Bellevue, Washington	98004

(Address of principal executive offices)	(Zip Code)

(425) 453-9400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 1.1
EXHIBIT 99.1

Item 8.01. Other Events.

The registrant is filing as exhibits hereto certain information and agreements to be incorporated by reference into its registration statement on Form S-3 (File No. 333-117905), filed on August 3, 2004 (the “Registration Statement”) and declared effective by the Securities and Exchange Commission on August 25, 2004.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

1.1	Form of Underwriting Agreement among UBS Securities LLC, Wachovia Capital Markets, LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Esterline Technologies Corporation

99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution, of the Registration Statement

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESTERLINE TECHNOLOGIES CORPORATION

Dated: November 19, 2004	By:	/s/ Robert D. George Name: Robert D. George Title: Vice President, Chief Financial Officer, Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Form of Underwriting Agreement among UBS Securities LLC, Wachovia Capital Markets, LLC, KeyBanc Capital Markets, a Division of McDonald Investments Inc. and Esterline Technologies Corporation

99.1	Information relating to Item 14 – Other Expenses of Issuance and Distribution, of the Registration Statement